SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                      March 29, 1999 (March 26, 1999)
              ------------------------------------------------
              Date of report (Date of earliest event reported)


                             Hexcel Corporation
           ------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


    Delaware                    1-8472                 94-1109521
 --------------          ---------------------      ------------------
 (State of               (Commission File No.)      (IRS Employer
 Incorporation)                                     Identification No.)


                             Two Stamford Plaza
                           281 Tresser Boulevard
                      Stamford, Connecticut 06901-3238
        ------------------------------------------------------------
           (Address of Principal Executive Offices and Zip Code)


                               (203) 969-0666
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                    N/A
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




 Item 5.   Other Events.

           A copy of the press release issued by Hexcel Corporation, a Delaware corporation (the "Company") on March 26, 1999 is filed as Exhibit
 99.1 to this Current Report and is incorporated herein by reference.


 Item 7.   Financial Statements, Pro Forma
           Financial Information and Exhibits.


      (c)  Exhibits

           99.1           Press Release issued by the Company on March 26,
                          1999.




                                 Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  March 29, 1999


                              HEXCEL CORPORATION

                              By: /s/ Ira J. Krakower
                                 Name: Ira J. Krakower
                                 Title: Senior Vice President,
                                        General Counsel and Secretary



                               EXHIBIT INDEX

 Exhibit No.              Description

 99.1                     Press Release issued by the Company on March 26,
                          1999